Exhibit 99.2

American Education Center Acquires 51% Interest in American Institute of Financial Intelligence

NEW YORK, NY July 12, 2018 /GLOBE NEWSWIRE/ – American Education Center, Inc. (“AEC” or the “Company”) (OTCQB: AMCT), an emerging growth company providing educational and career enrichment opportunities for Chinese students studying in the United States, announced today that, as of July 10, 2018, it has entered into a business purchase agreement (“the Agreement”) with FIFPAC, Inc., a New Jersey corporation (the “Seller”) to acquire 51% of the ownership of American Institute of Financial Intelligence LLC (“AIFI” or the “Target”), a wholly-owned subsidiary of the Seller until July 10, 2018. AIFI is an education provider specializing in financial literacy.

Pursuant to the terms of the Agreement, AEC is expected to acquire 51% ownership of AIFI. Following the closing of the deal, AEC is expected to provide marketing services to AIFI to rapidly expand its customer base and AIFI is expected to provide business management services based on its 36-month business plan.

AIFI’s training materials, education programs, and certificates include the Certified Financial Education Profession (CFEP) certificate, a FINRA listed professional designation, and the Certified in Financial Literacy (CinFL) certificate. These certificates are expected to augment AEC’s existing certificate programs and educational offerings, as certifications now owned by AEC.

Max P. Chen, Chairman and Chief Executive Officer of AEC, commented, “Understanding of basic financial concepts and financial literacy has become more and more important in our society. Individuals and families have greater responsibility for financial planning and managing their money in the face of a more complex financial system. In today’s world everybody needs to understand essentials of finance.”

Mr. Chen continued, “The American Institute of Financial Intelligence addresses the subject of financial literacy through a variety of online and offline classes, curriculum materials, and consulting services. These tailored offerings benefit children from preschool through high school, the financial services industry, foreign students, non-profit organizations and schools. AIFI places an emphasis on family involvement by providing materials for children and parents together to help build a financial education ecosystem that promotes sound financial behavior. We believe that AEC will greatly benefit from the quality of AIFI’s educational materials and their expertise in financial intelligence.”

About American Education Center, Inc. (OTCQB: AMCT)

Headquartered in New York with its business operations in China, American Education Center, Inc. is one of the most recognized education advisory service companies in the United States. Our service offerings include customized placement advisory, career advisory, and student and family advisory designed to address the demand of rising middleclass families in China for quality education and career development in the United States. We provide personalized services to our students. Our goal is to place educators and students at top universities in the world, and in achieving this goal, we regularly inform ourselves of the recruiting needs of top universities for international students and faculty. For more information, please visit: www.aec100.com.

About American Institute of Financial Intelligence LLC

The American Institute of Financial Intelligence was the education division of FIFPAC Inc until July 10, 2018. The Institute provides financial education and services with its training and certification programs. The programs provide extensive and important financial literacy training services to the financial services industry, non-profit organizations and schools to train professionals, financial literacy educators, lending industry customers, college students and K-12 students. For more information, please visit: http://fifpac.com/about/.

Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar statements. All statements other than statements of historical fact in this press release are forward-looking statements and involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, Further information regarding these and other risks is included in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

For more information, please contact:

Nancy Qin

American Education Center, Inc.
Phone: (212) 825-0437

Email: f.qin@aec100.com

Tina Xiao
Ascent Investor Relations LLC
Phone: +1-917-609-0333
Email: tina.xiao@ascent-ir.com